Exhibit 99.2

BIOLASE Technology, Inc.Federico Pignatelli, CEO, Chairman and Shareholder The Leading Growth Company Focused Investment Bank for 26 Years

Safe Harbor Statement This presentation may contain forward-looking statements that are based on our current expectations, estimates and projections about our industry as well as management's beliefs and assumptions. Words such as "anticipates," "expects," "intends," "plans," "believes," "seeks," "estimates," "may," "will," and variations of these words or similar expressions are intended to identify forward-looking statements. These statements include projections about our future earnings and margins and speak only as of the date hereof. Such statements are based upon the information available to us now and are subject to change. We will not necessarily inform you of such changes. These statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict. Therefore our actual results could differ materially and adversely from those expressed in any forward-looking statements as a result of various factors. The important factors which could cause actual results to differ materially from those in the forward-looking statements include, among others, a downturn or leveling off of demand for our products due to the availability and pricing of competing products and technologies, adverse international market or political conditions, a domestic economic recession, the volume and pricing of product sales, our ability to control costs, intellectual property disputes, the effects of natural disasters and other events beyond our control and other factors including those detailed in BIOLASE's filings with the Securities and Exchange Commission including its prior filings on Form 10-K and 10-Q. 4/5/2011 PAGE 2

Redefining Surgery in Dentistry and Medicine

Conventional Surgical Devices: Scalpel, High Speed Drill, Electrosurge, Electric Bone Saws and Heat Generating Lasers

How BIOLASE Changes That?

The Science of WaterLase

Years of engineering and research at BIOLASE led to the discovery that the 2,780 nm wavelength Er;Cr:YSGG (Erbium, Chromium, Yttrium, Scandium, Gallium & Garnet) has the highest level of absorption in water molecules contained in human tissue. Such absorption creates an expansion and vaporization of the water molecules causing a biological ablation of the human tissue; tooth, bone or soft tissue (gum tissue, skin and eye). Tooth enamel contains up to 5% water, dentin and bone contain up to 25% water, soft tissue (gum tissue and skin) contain up to 80% water and the eye contains up to 90% water.

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

4/5/2011 PAGE 3

Why BIOLASE WaterLase Technology in Dentistry? 4/5/2011 PAGE 4

Traditional Dentistry Traditional Dentistry 4/5/2011 PAGE 5

4/5/2011 PAGE 6 Progressive & Biological Hi-Tech Dentistry Atraumatic Pediatric Tooth Extraction The aiming beam on the NEW WaterLase iPlus is green. This red beam featured in the previous generation of WaterLase products does not cut the tissue. Tissue is cut biologically, with water at the molecular level. Using BIOLASE WaterLase Systems, including our new WaterLase iPlus System:

Making Dentistry Less Frightening

- Traditional Surgical Approach: Using the dental drill offers more of the same which is pain, local anesthetic, swelling, pain killers, micro-fractures and potential cross contamination.
- Progressive and Hi-tech Surgical Approach: Using WaterLase technology offers a biological solution with NO drill, NO shot, NO pain, NO cross contamination and overall NO downside of traditional dentistry.
- WaterLase is Comfort Dentistry! This minimally invasive and biological solution also offers same day multi-quadrant dentistry, because of no need for local anesthetic. This advantage, made possible by WaterLase Technology, allows dentists to generate higher fees per patient visit.

HEALTH JOURNAL | FEBRUARY 1, 2011

More Dentists Taking Pains to Win Back Fearful Patients

By MELINDA BECK

WSJ .com

Nearly one-quarter of all Americans avoid dentists because they're afraid, according to American Dental Association surveys. And the fear comes in many forms.



In an attempt to win back fearful patients, dentists like Dr. Eda Ellis in New York offer spa-like services. WSJ's health columnist Melinda Beck reports.

There's fear of pain, fear of needles, fear of drills, fear of blood, fear of gagging, fear of feeling helpless or having personal space violated, fear of being lectured for not brushing or flossing adequately and fear of being admonished for staying away so long.

"I even hate that sucky thing that vacuums up your saliva," says Carolyn Moody, a Bridgewater, N.J., mother of three who avoided dentists for 10 years. Now she makes sure to being her iPod. "As soon as I hear that drill, even from another room, my fists clench, my body stiffens and my heart starts pounding," she adds.

Of course, delaying cleanings and checkups only compounds dental problems. Neglected plaque creates cavities; cavities can lead to root canals; root canals require crowns and eventually implants or dentures or worse, a mouthful of toothless gums. Some oral-health problems also send bacteria into the bloodstream, raising the risk of heart attack, diabetes and dementia.

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

4/5/2011 PAGE 7

Technology Supported by Scientific Data 4/5/2011 PAGE 8 Substantial Data: The effectiveness of dental lasers is proven and well researched. Clinical data and peer- reviewed specialty journals substantiate the effectiveness of laser treatment in a wide variety of procedures.

Some of the Dental Schools that are Teaching WaterLase Technology around the World 4/5/2011 PAGE 9

WaterLase High Speed Cutting 4/5/2011 PAGE 10

WaterLase vs. Drill 4/5/2011 PAGE 11

Why WaterLase Technology: Because NO Pain, NO Tissue Damage & NO Risk of Cross-Contamination


50X
200X
500X




0.83% CFU
0.29% CFU
Sodium Hypochlorite (NaOCl)
Waterlase MD™

WaterLase MD™ reduced E. faecalis 286 times more effectively than NaOCl[3]

Burs and Endo Files:

- 15% of "sterilized" burs and up to 76% of "sterilized" endodontic files carry pathogenic micro-organisms.[1,2]
- Complex and rugged bur surface difficult to sterilize.
- Autoclaving fails 15% of the time to completely decontaminate burs[1]

WaterLase Tips:

- Smooth tip surface does not harbor debris or bacteria like abrasive surface of burs or files.
- YSGG laser energy is bacteriacidal.[3]
- Single-use, disposable tips that work without the need to contact tissue. Also eliminates accidental sticks with contaminated burs.

1. Dental Burs and Endodontic Files: Are Routine Sterilization Procedures Effective?: Archie Morrison, DDS, MS, FRCD(C); Susan Conrod, DDS JCDA • www.cda-adc.ca/jcda • February 2009, Vol. 75, No. 1. 2. Contaminated dental instruments: Smith A, Dickson M, Aitken J, Bagg J. J Hosp Infect. 2002 Jul;51(3):233-5. 3. The antimicrobial efficacy of the erbium, chromium:yttrium-scandium-gallium-garnet laser with radial emitting tips on root canal dentin walls infected with Enterococcus faecalis: Wanda Gordon, DMD, Vahid A. Atabakhsh, DDS, Fernando Meza, DMD, Aaron Doms, DDS, Roni Nissan, DMD, Ioana Rizoiu, MS and Roy H. Stevens, DDS, MS JADA 2007; 138(7): 992-1002

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support
4/5/2011 PAGE 12

Foundation for a Rapid Recovery Why a turnaround of BIOLASE today will be quicker and more effective than in the past:BIOLASE has a better organizational structure, better cost control, and more efficient & effective management than ever before.The BIOLASE brand is currently known by over 80% of North American dentists and is growing internationally.BIOLASE has the largest installed base of dental lasers which equates to recurring revenues from consumables, warranties, and service contracts.BIOLASE has more products available than ever before.BIOLASE has more clinical trials, more FDA approvals, and more patents and pending patents than ever before. 4/5/2011 PAGE 13

How BIOLASE is Positioned 7,300 4,500 2,600 1,600 Total: 11,800 Total: 4,200 Grand Total: 16,000 4/5/2011 PAGE 14 BIOLASE North America BIOLASE International

Owning BIOLASE Means Owning the Hard Tissue Dental Laser Market... Biolase80% Source: Biolase Technology Licensing Reports 4/5/2011 PAGE 15

....and of the overall dental laser market. Biolase45% Source: iData Research Inc. 4/5/2011 PAGE 16 2009 US Dental Laser Market: Hard & Soft Tissue

Our Market Opportunity 176,000 dentists in the US and Canada.1Over 1.2 million dentists in 134 countries.216,000 systems in 10,000 practices.Every 1% of further market penetration is equal to an opportunity of well over $600 million, including consumables. (CHART) 16,0003 systems sold worldwide 1,200,000 total global market BIOLASE's current market penetration is only less than 1.5% of potential global market. 1. American Dental Association. 2. World Federation of Dentistry. 3. 1998-present over 16,000 BIOLASE systems sold. 4/5/2011 PAGE 17

The Untapped Portion of the Market

How BIOLASE WaterLase technology can increase new patients by 33%.

According to the ADA…nearly 25% of all Americans avoid dentists because they are afraid of dental drills and needles.

- There are 160,000 dentists currently serving a population of 300 million Americans.
- That means 75 million Americans are avoiding dental care because of fear.
- That equates to an average of 470 patients per dentist!
- Patients spend about $1,000 per year on dental care, meaning that U.S. dentists are missing out on an average of $470,000 of potential revenue, every year.
- If a dentist that adopts painless **WaterLase Technology** realizes *only half* of this potential, they could earn an additional $235,000 in annual revenue by just serving fearful patients. The flagship Waterlase iPlus System cost is only $57,900.

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support

4/5/2011 PAGE 18

Global Opportunity in Emerging Dental Markets North America176,000 dentists1 dentist / 1,900 population Western Europe240,000 dentists1 dentist / 1,800 population Latin America298,000 dentists1 dentist / 5,600 population Eastern Europe120,000 dentists1 dentist / 4,000 population Middle East19,000 dentists1 dentist / 3,100 population India35,000 dentists1 dentist / 33,900 population China16,000 dentists1 dentist / 82,300 population Rest of Asia43,000 dentists1 dentist / 14,000 population Worldwide Total1,200,000 dentists 4/5/2011 PAGE 19 1. World Federation of Dentistry Practicing Dentists1 Japan63,000 dentists1 dentist / 2,000 population

Emerging Market Opportunities 4/5/2011 PAGE 20 Private Dental Office in China California Suburb? No...China

The Value of Technology 4/5/2011 PAGE 21 Dental Lasers: Allows dentists to perform their current daily procedures more efficiently plus perform a wide variety of dental procedures they otherwise may be referring out of their practices.Cone Beam 3-D Dental Imaging: Provides a high-definition, digital image at reduced costs with 90% less radiation to the patient and a typical scan time of less than 10 seconds.Dental CAD/CAM: Provides digital dental impressions.

Expanding into Other Areas of Medicine 4/5/2011 PAGE 22 Ophthalmology: BIOLASE currently holds 10 issued and 19 pending U.S. and International patents in four patent families in the field ophthalmology. These patents give BIOLASE a wide range of applications and coverage in the field. Management is currently evaluating spinning-off of this technology into a "new company" to be named OCCULASE. Our technology has the capability to restore the elasticity of the optic nerve and muscle allowing the eye to refocus, curing presbyopia. Medical: The Diolase 10 offers High Intensity Light Treatment (HILT) pain therapy. The 940 nm wavelength has been developed by BIOLASE as the perfect combination of penetration and absorption in living tissue for pain management indications. Coupled with a variety of continuous wave and pulse options, the Diolase 10 has provided impressive outcomes in pain relief. Truly portable with a battery-powered option.

Current Line of BIOLASE Products



All-tissue dental lasers: Our all-tissue lasers include our new flagship laser, the revolutionary WaterLase iPlus and the WaterLase MD Turbo, an entry level all-tissue laser.



Diode soft-tissue dental lasers: Our soft tissue lasers include the ezLase total diode solution, which offers power and portability, and the revolutionary iLase, a portable diode laser with no foot pedal, power cord, or external controls.



Medical: The Diolase 10 offers high intensity laser therapy in the palm of your hand for pain management.



Digital Imaging: Beginning in 2011, BIOLASE will offer a full line of digital imaging equipment, including cone beam 3-D dental imaging and CAD/CAM digital dental impressions.

The Biolase Total Solution | Clinical R+D | Industry Leading Technology | Training + Certification | Practice Integration | Service + Support
4/5/2011 PAGE 23

BIOLASE Technology, Inc. Today Global leader in dental lasersOver 16,000 laser systems sold to over 10,000 dental practices in over 50 countries worldwide.We have over 160 employees worldwideWe have sales offices in the US, Floss (Germany), Madrid (Spain) and Shanghai (China) with expansion planned in Mumbai (India), Dubai (UAE), and Quito (Ecuador).We have training facilities in Charlotte, NC, St. Louis, MO and Irvine, CA. 4/5/2011 PAGE 24 Company Headquarters in Irvine, California

Operations Manufacturing and Research & Development Our 57,000 sq. ft. facility houses administrative, sales, marketing, customer care, R&D and manufacturing. It is ISO 9001 certified and FDA GMP with clean room operations. Nearly 100% of our components and subassemblies are manufactured in our facility and/or the US. Our Irvine facilities can accommodate growth to $250 million and we also have manufacturing capabilities in Floss, Germany. We have a highly skilled R&D team with extensive medical device and laser development expertise. We are highly focused in always improving and extending our product portfolio. 4/5/2011 PAGE 25

Management & Employee Stakeholders Management and Employees: BIOLASES's entire executive team holds options to purchase common stock. Further, in December 2010, the Board of Directors granted approximately 1.5 million stock options to ALL of the employees of the Company. These options have a strike price of $2 and have made all employees stakeholders in the success of BIOLASE.CEO Stakeholder: Our Chairman, President, and CEO, Federico Pignatelli, has reiterated his personal commitment to BIOLASE by committing to work for an annual salary of one dollar for 2011, as he has done since August 2010. Mr. Pignatelli owns approximately 1.3 million shares of stock and 200,000 options. The only way that he will make money in 2011 is as a shareholder.

4/5/2011 PAGE 27 Volume: Millions of Shares 0.5 1.0 Chart & Financial History 20 15 10 5 BLTISHAREPRICE Guidance 62.5 1994-2006 Pignatelli Chairman of the Board Exclusive distribution partnership with Henry Schein Aug 2006-Aug 2010 Aug 2010-Present Pignatelli CEO & Board Chairman 1998 FDA Clearance WaterLase

Relative Valuations Relative Valuations

The Leading Growth Company Focused Investment Bank for 26 Years BIOLASE Technology, Inc.